ACQUIRED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2013
ACQUIRED INTANGIBLE ASSETS, NET
ACQUIRED INTANGIBLE ASSETS, NET

12.                               ACQUIRED INTANGIBLE ASSETS, NET

The gross carrying amount, accumulated amortization and net carrying amount of the intangible assets are as follows:

	As of December 31,
	2012	2013
Intangible assets:
Domain name, trademarks and online licenses	$24,174	$25,001
Operating platforms and technology	1,228	1,264
Game license, webgame cooperation agreement and content copyright	3,706	5,278
User generated content	1,368	1,395
Customer and broadcasters relationship	770	793
Login users and registered user list	618	635
Non-compete agreement	189	195
	$32,053	$34,561
Less: Accumulated amortization
Operating platforms and technology	$(542)	$(936)
Game license, webgame cooperation agreement and content copyright	(3,048)	(3,773)
User generated content	(603)	(931)
Customer and broadcasters relationship	(383)	(582)
Login users and registered user list	(550)	(575)
Non-compete agreement	(107)	(159)
	$(5,233)	$(6,956)
Less: Accumulated impairment
Game license, webgame cooperation agreement and content copyright	—	(208)
	$—	$(208)
Intangible asset, net	$26,820	$27,397

In the year ended December 31 2013, the Company decided to terminate and then fully impair certain online game’s licenses due to an internal restructure. As a result, $208 was recorded as impairment loss from continuing operations for these terminated licenses.

Amortization expenses from continuing operations were $811, $2,205 and $1,618, and from discontinued operations were $nil for the years ended December 31, 2011, 2012 and 2013, respectively.  The estimated amortization expenses for the years ending December 31, 2014, 2015, 2016, 2017 and after would be $1,239, $676, $415, $63, $3, respectively.